UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

EXPONENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-18655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 326-9400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, we held our annual meeting of stockholders. A total of 50,835,148 shares of our common stock were outstanding as of April 12, 2023, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected George H. Brown, Catherine Ford Corrigan, Ph.D., Paul R. Johnson, Ph.D., Carol Lindstrom, Karen A. Richardson, and Debra L. Zumwalt. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
George H. Brown	43,462,203	585,070	33,563	4,040,513
Catherine Ford Corrigan Ph.D.	43,787,230	267,951	25,655	4,040,513
Paul R. Johnston, Ph.D.	43,355,506	698,326	27,004	4,040,513
Carol Lindstrom	43,172,705	879,237	28,894	4,040,513
Karen A. Richardson	43,537,985	513,951	28,900	4,040,513
Debra L. Zumwalt	43,305,922	748,014	26,900	4,040,513

The current members of the audit committee are now: George Brown (chair), Carol Lindstrom, Karen Richardson, and Debra Zumwalt. The current members of the nominating and corporate governance committee are now: Carol Lindstrom (chair), George Brown, Karen Richardson, and Debra Zumwalt. The current members of the human resources committee are now: Debra Zumwalt (chair), George Brown, Carol Lindstrom, and Karen Richardson. Karen Richardson has been appointed Lead Independent Director in accordance with the Amended and Restated Bylaws.

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2023

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 29, 2023. The results of the vote were as follows:

For	47,233,741
Against	850,721
Abstentions	36,887

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2022

Our stockholders approved, on an advisory basis, the fiscal 2022 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	41,582,351
Against	2,461,277
Abstentions	37,208
Broker non-votes	4,040,513

Proposal Four: Advisory Vote on Frequency of Stockholder Votes to Approve Executive Compensation

Our stockholders approved, on an advisory basis, that an advisory vote on the compensation of our named executive officers be held every year. The results of the vote were as follows:

One Year	42,804,004
Two Year	49,155
Three Year	1,195,972
Abstain	31,705
Broker non-votes	4,040,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPONENT, INC.

Date:	June 13, 2023	By:	/s/ Richard L. Schlenker
Richard L. Schlenker Executive Vice President, Chief Financial Officer, and Corporate Secretary